FOURTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

         THIS AMENDMENT (this "Amendment") dated as of October 4, 1999, is made by and among FAIRFIELD ACCEPTANCE CORPORATION-NEVADA (successor by merger to Fairfield Acceptance Corporation), a Nevada domiciled Delaware corporation (the "Company", "FAC" or the "Borrower"), BANKBOSTON, N.A., a national banking association ("BKB") and the other lending institutions that are or may become a party to the Credit Agreement (the "Banks"), and BANKBOSTON, N.A., as agent for itself and the Banks (the "Agent"), all parties (or successors in interest to parties) to a certain Amended and Restated Revolving Credit Agreement dated as of January 15, 1998 (as amended and in effect as of the date hereof, the "Credit Agreement"), and BKB, as Collateral Agent (the "Collateral Agent") under that certain Collateral Agency Agreement dated as of January 15, 1998, as amended by a First Amendment to Collateral Agency Agreement dated as of July 31, 1998, by and among certain parties hereto (including the Guarantors, as defined below), BKB, as agent under the FCI Credit Agreement, BancBoston Securities, Inc., Eagle Funding Capital Corporation and First Security Bank, National Association. This Amendment is joined in by Fairfield Communities, Inc., a Delaware corporation ("FCI"), Fairfield Myrtle Beach, Inc. ("FMB"), Vacation Break USA, Inc. ("Vacation Break"), Sea Gardens Beach and Tennis Resorts, Inc. ("SGR"), Vacation Break Resorts, Inc. ("VBR"), Vacation Break Resorts at Star Island, Inc. ("VBRS"), Palm Vacation Group ("PVG") and Ocean Ranch Vacation Group ("ORV") (FCI, FMB, Vacation Break, SGR, VBR, VBRS, PVG and ORV are hereinafter collectively referred to as the "Guarantors") by reason of the Amended and Restated Unconditional Payment and Performance Guaranty, dated as of January 15, 1998, from the Guarantors in favor of the Agent and the Banks, as amended (as so amended, the "FAC Guaranty"). All capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement.

         WHEREAS, FAC has requested and the Majority Banks and the Agent have agreed, among other things, to amend the definition of the term Borrowing Base, to modify the dates on which FAC is to deliver Borrowing Base Reports and to designate certain projects as Approved Projects;

         NOW, THEREFORE, in consideration of the foregoing premises, FAC, the Majority Banks, the Agent and the Guarantors hereby agree as follows:

     ss.1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement shall be amended
           ------------------------------
as follows:

     ss.1.1. The definition of "Borrowing Base" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the period at the end of clause
(c)  thereof,  by
replacing it with a semicolon and the word "minus" and by inserting immediately thereafter the following new clause (d):

                  (d) the amount by which (i) the sum of (x) the aggregate Principal Balances of all Eligible Base Contracts that are Lot Contracts, and (y) the aggregate Principal Balances of all Eligible Prime Base Contracts that are Lot Contracts exceeds (ii) 10% of the sum of (a), (b) and (c) above.

     ss.1.2.  The  definition  of "Eligible  Prime Base  Contract"  appearing in
Section 1.1 of the Credit Agreement is hereby amended by deleting the words "Timeshare Contract" appearing in the first sentence of such definition and by replacing them with the words "Base Contract".

     ss.1.3. Section 8.4(f) of the Credit Agreement is hereby deleted in its entirety and replaced with the following new subsection:

                           (f) within  three  Business  Days after the first and
                  fifteenth day of each month, or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as of the first and fifteenth day of such month or other date so requested by the Agent, provided
                                                                        --------
                  that immediately prior to the occurrence of a sale or other disposition of assets permitted by ss.9.5.2 hereof, the Borrower shall deliver to the Banks (A) a Borrowing Base
                  Report setting forth the Borrowing Base prior to such permitted sale or disposition and (B) a Borrowing Base Report indicating the Borrowing Base after giving effect to such sale or disposition (provided, however, that the Borrowing Base Reports required by the foregoing clauses (A) and (B) need not be delivered to the Agent in connection with the sale or disposition of Base Contracts to FCI, FCC, FRC and FFC, II pursuant to paragraph (i) of ss.9.5.2 until such time as the Agent has given the Borrower a notice to the effect that such Borrowing Base Reports shall thereafter be delivered);

     ss.2.  DESIGNATION OF APPROVED  PROJECTS.  The Agent and the Majority Banks
            ---------------------------------
hereby approve the designation of the following vacation ownership resorts and developments as additional "Approved Projects" under and as defined in the Credit Agreement:

                  Approved Project                   Location
                  ----------------                   --------
                  Grand Desert Resort                Las Vegas, Nevada
                  Fairfield Destin (currently known  Okaloosa and Walton
                   as the "Club Life", "Bayclub"     Counties, Florida
                   and "Majestic Sun" resorts)
                  Fairfield  Smokey Mountains        Sevierville, Tennessee
                   at Governors Crossing
                  Fairfield Durango                  Durango Colorado
     ss.3. AMENDMENT TO THE FAC GUARANTY.  The Majority Banks, the Agent and the
           -----------------------------
Guarantors hereby agree that upon the effectiveness of this Amendment in accordance with Section 4 below, Section 17 of the FAC Guaranty shall be amended by deleting the words "as in effect as of February 8, 1999, in each case" appearing in the fifth and sixth lines thereof and by replacing them with the words "as in effect immediately after giving effect to the Fifth Amendment thereto dated as of October 4, 1999 and all prior amendments, but".

     ss.4.  CONDITIONS TO EFFECTIVENESS.  The effectiveness of this Amendment is
            ---------------------------
subject to satisfaction of all of the following conditions:

                (a) this  Amendment  shall  have  been  duly  executed  and delivered by the Borrower, the Majority Banks, the Agent and the Guarantors and shall be in full force and effect; and

                (b) after  giving  effect to this  Amendment,  no Default or
                    Event of Default shall have occurred and be continuing.

     ss.5.  GUARANTORS' CONSENT. The Guarantors hereby consent to the amendments
            -------------------
to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under the FAC Guaranty as amended by this Amendment and agrees that the FAC Guaranty as amended by this Amendment shall extend to and include the obligations of FAC under the Credit Agreement as amended by this Amendment. Each of the Guarantors agrees that all of its obligations to the Agent and the Banks evidenced by or otherwise arising under the FAC Guaranty as amended by this Amendment are in full force and effect and are hereby ratified and confirmed in all respects.

     ss.6. REPRESENTATIONS AND WARRANTIES. Each of FAC and the Guarantors hereby represents and warrants to the Banks, the Agent and the Collateral Agent as follows:

          (a)  Representations  and  Warranties  in Credit  Agreement.  The
               ------------------------------------------------------
               representations and warranties of FAC and the Guarantors, as the case may be, contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same effect as if made at or as of the date hereof
               (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties expressly relate solely to an earlier date) and no Default or Event of Default has occurred or is continuing under the Credit Agreement.

           (b) Authority,  No Conflicts,  Etc. The  execution,  delivery and
               ------------------------------
               performance by each of FAC and the Guarantors of this Amendment and the consummation of the transactions contemplated hereby and thereby, (i) are within the corporate power of each respective party and have been duly authorized by all necessary corporate action on the part of each respective party, (ii) do not require any approval or consent of, or filing with, any governmental authority or other third party, and (iii) do not conflict with, constitute a breach or default under or result in the imposition of any lien or encumbrance pursuant to any agreement, instrument or other document to which any of such entity is a party or by which any such party or any of its properties are bound or affected.

          (c)  Enforceability  of Obligations.  This Amendment,  the Credit
               ------------------------------
               Agreement as amended hereby, the FAC Guaranty as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of each of FAC and the Guarantors parties thereto, enforceable against such party in accordance with their respective terms, provided that (i) enforcement may be limited by
                                 --------
               applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     ss.7. OTHER AMENDMENTS. Except as expressly provided in this Amendment, all
           ----------------
of the terms and conditions of the Credit Agreement, the FAC Guaranty and the other Loan Documents remain in full force and effect. FAC and each Guarantor confirm and agree that the Obligations of FAC to the Banks and the Agent under the Credit Agreement, as amended hereby, the FAC Guaranty, as amended hereby, and the Replacement Notes, and all of the other obligations of any of such parties under the other Loan Documents, are secured by and entitled to the benefits of the Security Documents.

     ss.8.  EXECUTION IN  COUNTERPARTS.  This  Amendment  may be executed in any
            --------------------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.9.  HEADINGS.  The captions in this  Amendment  are for  convenience  of
            --------
reference only and shall not define or limit the provisions hereof.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as an instrument under seal to be governed by the laws of the Commonwealth of Massachusetts, as of the date first above written.


                                  FAIRFIELD ACCEPTANCE
                                  CORPORATION-NEVADA


                                  By:/s/Ralph E. Turner
                                     ------------------------------
                                  Name: Ralph E. Turner
                                        ---------------------------
                                  Title: President
                                        ---------------------------


                                  FAIRFIELD COMMUNITIES, INC.


                                  By:/s/Robert W. Howeth
                                     -----------------------------
                                  Name:  Robert W. Howeth
                                        --------------------------
                                  Title: Executive Vice President
                                        --------------------------

                                  FAIRFIELD MYRTLE BEACH, INC.


                                  By:/s/Robert W. Howeth
                                     --------------------------
                                  Name: Robert W. Howeth
                                        -----------------------
                                  Title:Vice President
                                        -----------------------


                                  VACATION BREAK USA, INC.


                                  By:/s/Robert W. Howeth
                                     -----------------------------
                                  Name: Robert W. Howeth
                                       ---------------------------
                                  Title: Vice President
                                        --------------------------


                                  SEA GARDENS BEACH AND TENNIS
                                   RESORTS, INC.


                                  By:/s/Robert W. Howeth
                                     ----------------------------
                                  Name:  Robert W. Howeth
                                        -------------------------
                                  Title: Vice President
                                         ------------------------

                                  VACATION BREAK RESORTS, INC.


                                  By:/s/Robert W. Howeth
                                     ----------------------------
                                  Name: Robert W. Howeth
                                        -------------------------
                                  Title: Vice President
                                        -------------------------


                                  VACATION BREAK RESORTS AT
                                   STAR ISLAND, INC.


                                  By:/s/Robert W. Howeth
                                     ----------------------------
                                  Name: Robert W. Howeth
                                        -------------------------
                                  Title: Vice President
                                        -------------------------


                                  PALM VACATION GROUP, by its
                                   General Partners:


                                       Vacation Break Resorts
                                        at Palm Aire, Inc.


                                       By:/s/Robert W. Howeth
                                          ---------------------------
                                       Name:  Robert W. Howeth
                                             ------------------------
                                       Title: Vice President
                                             ------------------------


                                       PALM RESORT GROUP, INC.


                                       By:/s/Robert W. Howeth
                                          ---------------------------
                                       Name: Robert W. Howeth
                                             ------------------------
                                       Title: Vice President
                                             ------------------------

                                 OCEAN RANCH VACATION GROUP,
                                  by its General Partners:

                                      VACATION BREAK AT OCEAN
                                       RANCH, INC.


                                      By: /s/Robert W. Howeth
                                          ---------------------------
                                      Name:  Robert W. Howeth
                                            -------------------------
                                      Title: Vice President
                                            -------------------------


                                      OCEAN RANCH
                                       DEVELOPMENT, INC.


                                      By:/s/Robert W. Howeth
                                         ----------------------------
                                      Name: Robert W. Howeth
                                           --------------------------
                                      Title: Vice President
                                            -------------------------


                                      BANKBOSTON, N.A.,
                                       Individually, as Agent and as
                                       Collateral Agent


                                      By:/s/Lori Y. Litow
                                         --------------------------
                                      Name: Lori Y. Litow
                                           ------------------------
                                      Title:Vice President
                                            -----------------------


                                      FIRST MASSACHUSETTS BANK,
                                       NATIONAL ASSOCIATION


                                      By:/s/Robert A. Kolb
                                         ---------------------------
                                      Name: Robert A. Kolb
                                            ------------------------
                                      Title: Vice President
                                            ------------------------

                                      SOVEREIGN BANK


                                      By:/s/Frank Casale
                                         ---------------------------
                                      Name: Frank Casale
                                           -------------------------
                                      Title: Vice President
                                            ------------------------

                                      UNION BANK OF
                                      CALIFORNIA, N.A.


                                      By:/s/Michael D. Beaupre
                                         ----------------------------
                                      Name: Michael D. Beaupre
                                           --------------------------
                                      Title: Vice President
                                            -------------------------